UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 30, 2006

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of March 1, 2006, providing for the issuance of Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-2)

       Structured Asset Investment Loan Trust 2006-2

(Issuing Entity)

         Structured Asset Securities Corporation

(Exact Name of Depositor as Specified in its Charter)

                    Lehman Brothers Holdings Inc.

(Exact Name of Sponsor as Specified in its Charter)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127589	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-127589) in connection with various transactions.  Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

  5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

  8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By: __/s/ Ellen V. Kiernan___________

       Name:  Ellen V. Kiernan

       Title:    Senior Vice President

Dated:   March 30, 2006

EXHIBIT INDEX

Exhibit No.

Description

  5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

  8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

March 30, 2006

Structured Asset Securities Corporation

745 Seventh Avenue, 7th Floor

New York, New York  10019

Re:

Structured Asset Securities Corporation,

Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as counsel for Structured Asset Securities Corporation, a Delaware corporation (the “Company”), in connection with the offering of the Company’s Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-2 (the “Certificates”).  A Registration Statement of the Company on Form S-3 relating to the Certificates (Commission File No. 333-127589) has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) and was declared effective on September 20, 2005.  As set forth in the prospectus dated September 26, 2005, as supplemented by a prospectus supplement dated March 24, 2006 (the “Base Prospectus” and the “Final Prospectus Supplement,” respectively), the Certificates will be issued under and pursuant to the conditions of a trust agreement dated as of March 1, 2006 (the “Trust Agreement”), by and among the Company, as depositor, Aurora Loan Services LLC as master servicer (the “Master Servicer”), Wells Fargo Bank, N.A. as securities administrator (the “Securities Administrator”), Clayton Fixed Income Services Inc., as credit risk manager (the “Credit Risk Manager”), and U.S. Bank National Association, as trustee (the “Trustee”).

We have examined forms of the Trust Agreement and of the Certificates, and the Base Prospectus, the Final Prospectus Supplement, and originals or copies, certified or otherwise identified to our satisfaction, of such instruments, certificates, records and other documents, and have made such examination of law, as we have deemed necessary or appropriate for the purpose of this opinion.  In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission, and the authenticity of the originals of such latter documents.  With your express consent and approval, we have made all assumptions in connection with this opinion without further investigation or inquiry, unless and to the extent otherwise specified.  As to facts relevant to the opinions expressed herein and the other statements made herein, we have relied, to the extent we have deemed appropriate, upon certificates and oral or written statements and representations of officers and other representatives of the Company and others.

Based upon the foregoing, we are of the opinion that:

(i)

The Trust Agreement has been duly and validly authorized by all necessary action on the part of the Company and, when duly executed and delivered by the Company, the Trustee, the Master Servicer, the Securities Administrator, the Credit Risk Manager and any other party thereto, the Trust Agreement will constitute a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, and with respect to the rights of indemnity or contribution, as may be limited by public policy considerations;

(ii)

The issuance and sale of the Certificates have been duly authorized by all requisite corporate action on the part of the Company and, when duly and validly executed and authenticated in accordance with the terms of the Trust Agreement and delivered against payment therefor pursuant to the underwriting agreement dated December 21, 2005, between the Company and Lehman Brothers Inc., and a terms agreement dated March 24, 2006, between the Company and Lehman Brothers Inc., as representative of the underwriters (such underwriting agreement, as supplemented by such terms agreement, the “Underwriting Agreement”), the Certificates will be duly and validly issued and outstanding, and entitled to the benefits of the Trust Agreement;

(iii)

Under existing law, assuming compliance with all provisions of the Trust Agreement, for federal income tax purposes, each segregated pool of assets for which the Trust Agreement directs that a REMIC election be made will qualify as a “real estate mortgage investment conduit” (“REMIC”) pursuant to Section 860D of the Internal Revenue Code of 1986, as amended (the “Code”); each of the Basis Risk Reserve Fund, the Final Maturity Reserve Trust and the Supplemental Interest Trust will be an outside reserve fund, within the meaning of Treasury Regulation Section 1.860G-2(h), that is beneficially owned by the beneficial owner of the Class X Certificates; each Class of Certificates, other than the Class LT-R and Class R Certificates and exclusive of any right to receive payments from (and obligation to make payments to) the Basis Risk Reserve Fund, the Final Maturity Trust or the Supplemental Interest Trust, will evidence ownership of “regular interests” in a REMIC within the meaning of Section 860G(a)(1) of the Code; the right to receive payments from the Basis Risk Reserve Fund, the Final Maturity Reserve Trust and the Supplemental Interest Trust in the case of the Certificates (other than the Class P, Class X, Class LT-R, and Class R Certificates) will represent contractual rights coupled with regular interests within the meaning of Treasury Regulation Section 1.860G-2(i); and each of the Class LT-R and Class R Certificates will be considered to represent the sole class of residual interest in one or more REMICs formed pursuant to the Trust Agreement for purposes of Section 860G(a)(2) of the Code; and

(iv)

The statements contained under the caption “Material Federal Income Tax Considerations” in the Base Prospectus and the Final Prospectus Supplement, insofar as such statements constitute conclusions of law, are true and correct in all material respects as set forth therein.

The foregoing opinions deal only with the specific legal issues that each opinion explicitly addresses.  Accordingly, the express opinions set forth above concerning a particular legal issue do not address any other matters.

In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America and the laws of the State of New York.  The opinions set forth in this opinion express our professional judgment as to how the highest court of the applicable jurisdiction would appropriately resolve the issues in question.

We hereby consent to the filing of this letter and to the references to this firm under the headings “Legal Matters” and “Material Federal Income Tax Considerations” in the Base Prospectus and Final Prospectus Supplement, without implying or admitting that we are “experts” within the meaning of the Securities Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Base Prospectus or the Final Prospectus Supplement.

Very truly yours,

/s/ McKee Nelson LLP